                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3596

               Seligman Communications and Information Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                 12/31

Date of reporting period:                12/31/03

ITEM 1.  REPORTS TO STOCKHOLDERS.
         SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
         Annual Report December 31, 2003

Seligman
Communications and
Information Fund, Inc.

Annual Report December 31, 2003 Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	5

Portfolio Overview	8

Portfolio of Investments	10

Statement of Assets
and Liabilities	13

Statement of
Operations	14

Statements of
Changes in Net Assets	15

Notes to Financial
Statements	16

Financial Highlights	25

Report of
Independent Auditors	30

Directors and Officers	31

Glossary of Financial
Terms	35

For More Information	back cover

. .

. .

To The Shareholders

Your annual shareholder report for Seligman Communications and Information Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

For the year ended December 31, 2003, Seligman Communications and Information Fund, Inc. delivered a total return of 42.26% based on the net asset value of Class A shares. During the same time, the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned 55.75%, and the Goldman Sachs Technology Index, which measures the performance of the technology market, returned 54.19%. In 2003, investors once again pursued technology stocks, but they pursued those whose stock prices had lost the most value during the downturn. These were generally small- and micro-cap companies with weak or non-existent profits. While Seligman Communications and Information Fund benefited from the technology market rally of 2003, it remained focused on larger and medium-sized companies, with steadier revenues and profits. These types of companies, whose stock prices held up better during the downturn, also delivered relatively subdued performances during this rally. Seligman Communications and Information Fund’s investment philosophy, of choosing companies the Fund’s management team believes have strong fundamentals, has led to outperforming returns over time. (Please see the Fund’s long-term performance numbers on page 6 of this report.)

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit www.seligman.com.* We thank you for your continued support of Seligman Communications and Information Fund, Inc., and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman
February 20, 2004

President

*	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Interview With Your Portfolio Manager
Paul H. Wick

Q:	How did Seligman Communications and Information Fund, Inc. perform during the fiscal year ended December 31, 2003?
A:	During the year ended December 31, 2003, Seligman Communications and Information Fund Inc., delivered a total return of 42.26% based on the net asset value of Class A shares. During the same time, the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned 55.75%, and the Goldman Sachs Technology Index (the “Index”), which measures the performance of the technology market, returned 54.19%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?
A:

Following three years of declines, the US technology market delivered outstanding returns in 2003. During this time, US economic growth was strong, with a third-quarter 2003 GDP (gross domestic product) annualized growth rate of 8.2%. Technology spending was a significant component of this growth, and earnings for technology companies began to grow following two years of declines. Much of this spending came from consumers and small- and mid-sized companies. Larger US companies remained on the sidelines, continuing to wait for surer signs that the economic recovery was progressing with tangible effects on their bottom lines. A resurgence in economic growth in Asia — notably in China, which was emerging from the SARS crisis, and in Japan — also contributed to an increased demand for technology products and services, particularly for consumer electronics and cellular telephones.

Within this more positive environment, investors bet heavily on the previously battered technology sector, and gravitated toward companies perceived to have the most leverage in an economic upturn, particularly those whose profitability was badly damaged during the technology downturn of 2000 through 2002. In general, the top-performing technology stocks in 2003 were small- and micro-cap companies, often with share prices that began the year under $10, with weak or non-existent profits, and stock prices that had been most battered during the downturn. The bulk of Seligman Communications and Information Fund’s investments were in mid- and larger-sized companies with steadier revenues and profits. These types of companies held up better during the recession of 2000 through 2002, and Seligman Communications and Information Fund thus retained more value during the downturn than did the Goldman Sachs Technology Index. However, while the companies in the Fund’s portfolio delivered generally strong performances last year, their profits and revenues are less tied to economic cycles, and thus their stock prices may be less likely to show dramatic improvements during an economic recovery.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	We continued to favor software stocks. This was the Fund’s largest sector weighting, and a significant overweighting relative to the Index. The Fund’s holdings in this area outperformed the average software stock within the Index. However, while software was a positively performing sector, it underper-formed other sectors. Consequently, the Fund’s overweighting in this area had a negative effect on relative returns.

Interview With Your Portfolio Manager
Paul H. Wick

Health care was another heavily weighted sector for the Fund. Here, too, the Fund’s health care stocks delivered outstanding performances relative to other health care stocks within the Index. However, the health care sector underperformed other index sectors such as semiconductors, where the Fund was underweighted relative to the Index. Over this past fiscal year, the Fund increased its exposure to health care, particularly to those companies with exposure to the consolidating lab testing market and medical instrument manufacturers. We believed the stocks the Fund held in this area had better sustainable growth rates, at what we believed to be more reasonable prices than many traditional sectors of technology.

The Fund was about equal weighted with the Index in IT services, which under-performed technology as a whole in 2003, and the Fund’s holdings in this group also underperformed those in the index. We favored the sector because of its predictable, recurring revenues and high profit margins. In the 2003 rally, however, investors pursued companies that were, in our view, more dependent upon an economic rebound. Predictable, profitable companies in IT services, whose profit margins are not as dependent upon the state of the economy, didn’t do as well as companies that are more volatile and more correlative with economic growth. The Fund also suffered in this area as a result of its ownership of CSG Systems, which lost a billing dispute with its largest customer.

Our decision to underweight hardware (computers and peripherals) benefited the Fund in 2003, and the hardware stocks in the portfolio outperformed the average hardware stock in the Index. The Fund’s holdings within this group were concentrated in select printer manufacturers that have stable and recurring earnings due to replacement cartridge sales.

The Fund was significantly underweighted in semiconductors and semiconductor capital equipment stocks, which were strong performers and had a large weighting within the index. While the Fund’s semiconductor holdings outperformed those in the Index, our decision to underweight this sector negatively impacted relative performance. We had chosen to underweight chip stocks because of the poor profitability of many of the leading players in the industry during the economic downturn and the poor results posted by these companies through the summer of 2003. Prices for these stocks appeared to us to be significantly ahead of

A Team Approach

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include Patricia Chou, Gregory Coté, Melissa Breakstone (research assistant), Eli Davidoff (trader), Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Manager
Paul H. Wick

fundamentals. However, at the end of the summer and early in the fall of 2003, we began to perceive improving fundamentals, most notably with the stronger earnings that were reported by many of these companies for the third quarter of 2003. At this time, we began to be convinced that the broad spectrum of technology end markets were all in recovery mode. Consumer electronics, one of the few end markets to have remained strong during the downturn, strengthened further. The cell phone market, which had been generally flat in 2002 and early 2003, saw double-digit unit sales growth in the last half of 2003. PC unit growth picked up significantly, to greater than 10% globally, after more than two years of stagnation. Even the moribund telecom equipment industry began to show signs of life. The marked improvement in all these end markets contributed to the upturn in demand for semiconductors that really became apparent in August and September. During the last four months of the year, we significantly increased the Fund’s weighting in this area, although we remained underweighted versus the benchmark.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
For the Year Ended December 31, 2003

Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

Synopsys	$0.66	Concord EFS	$(0.08)

Amkor Technology	0.56	CSG Systems International	(0.07)

Symantec	0.55	Networks Associates	(0.06)

Computer Associates International	0.49	Charles River Laboratories International	(0.04)

Autodesk	0.43	BMC Software	(0.03)

Laboratory Corporation of America Holdings	0.38	HealtheTech	(0.03)

Amdocs	0.38	Nvidia	(0.03)

Seagate Technology	0.26	Samsung Electronics	(0.02)

Quest Diagnostics	0.26	Motorola	(0.02)

Lexmark International (Class A)	0.20	Silicon Laboratories	(0.02)

Total:	$4.17	Total:	$(0.40)

Performance Overview

This chart compares hypothetical $10,000 investments in Seligman Communications and Information Fund Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to hypothetical $10,000 investments in the Goldman Sachs Technology Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. Past performance is not indicative of future investment results. It is important to keep in mind that both the index and average exclude the effect of taxes, fees and sales charges.

Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid change in political and economic conditions.

As shown on page 6, the performances of Class B, Class C, Class I and Class R, which commenced on later dates, will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Performance Overview
Investment Results

Total Returns
For Periods Ended December 31, 2003

			Average Annual

		Class R				Class B	Class C	Class I
		Since				Since	Since	Since
	Six	Inception	One	Five	Ten	Inception	Inception	Inception
Class A**	Months*	4/30/03*	Years	Years	Years	4/22/96	5/27/99	11/30/01

With Sales Charge	11.01%	n/a	35.48%	(0.65)%	13.22%	n/a	n/a	n/a

Without Sales Charge	16.52	n/a	42.26	0.32	13.77	n/a	n/a	n/a

Class B**

With CDSC†	11.03	n/a	36.19	(0.71)	n/a	n/a	n/a	n/a

Without CDSC	16.03	n/a	41.19	(0.43)	n/a	7.54%	n/a	n/a

Class C**

With Sales Charge
and CDSC††	13.92	n/a	38.83	n/a	n/a	n/a	(1.15)%	n/a

Without Sales Charge
and CDSC	16.10	n/a	41.19	n/a	n/a	n/a	(0.93)	n/a

Class D**

With 1% CDSC	15.11	n/a	40.22	n/a	n/a	n/a	n/a	n/a

Without CDSC	16.11	n/a	41.22	(0.41)	12.89	n/a	n/a	n/a

Class I**	16.85	n/a	43.13	n/a	n/a	n/a	n/a	(4.05)%

Class R**

With 1% CDSC	15.02	31.31%	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	16.02	32.31	n/a	n/a	n/a	n/a	n/a	n/a

Goldman Sachs
Technology Index***	26.55	40.34	54.19	(5.03)	n/a	n/a	(7.60)	(4.69)

Lipper Science &
Technology Funds
Average***	24.77	41.58	55.75	(2.78)	12.11	6.21 ‡	(5.81)	(5.26)

S&P 500***	15.14	22.75	28.67	(0.57)	11.06	8.96	(1.63)	0.54

Net Asset Value Per Share
	Class A	Class B	Class C		Class D	Class I		Class R

12/31/03	$22.99	$20.12		$20.12	$20.11		$23.23	$22.89

6/30/03	19.73	17.34		17.33	17.32		19.88	19.73

12/31/02	16.16	14.25		14.25	14.24		16.23	n/a

See footnotes on page 7.

Performance Overview

(Continued from page 6.)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown on page 6. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include these periods would be lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***	The Goldman Sachs Technology Index, the S&P 500, and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds with objectives similar to the Fund. The Goldman Sachs Technology Index is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
‡	From April 25, 1996.

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Application Software	5	533,651,145	664,494,197	15.9	19.6
Biotechnology	2	25,274,432	30,710,250	0.8	1.7
Commercial Services and Supplies	1	32,173,133	33,339,000	0.8	—
Communications Equipment	3	97,964,026	113,288,656	2.7	2.7
Computers and Peripherals	4	271,259,078	292,747,500	7.0	6.1
Data Processing and Outsourced Services	4	251,266,636	279,714,000	6.7	3.5
Electronic Equipment and Instruments	4	134,208,956	168,887,170	4.0	4.8
Financials	1	43,590,749	49,315,000	1.2	—
Health Care Equipment and Supplies	8	294,981,831	329,188,500	7.9	4.2
Health Care Providers and Services	2	345,490,148	459,505,000	11.0	6.8
Home Entertainment Software	4	137,095,075	147,070,189	3.5	3.4
IT Consulting and Other Services	2	259,324,520	217,896,000	5.2	10.6
Media	1	364	397	0.0	4.1
Retailing	1	76,511,045	67,870,000	1.6	—
Semiconductors and
Semiconductor Equipment	12	563,659,851	547,934,840	13.1	3.5
Systems Software	5	626,373,548	707,289,833	17.0	18.7

Total Common Stocks	59	3,692,824,537	4,109,250,532	98.4	89.7

Venture Capital Investments	56	68,545,999	24,379,516	0.6	0.6

Short-Term Holding and
Other Assets Less Liabilities	1	39,997,878	39,997,878	1.0	9.7

Net Assets	116	3,801,368,414	4,173,627,926	100.0	100.0

Largest Industries
December 31, 2003

Percent of Net Assets

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Hewlett-Packard*	Cadence Design Systems**

InterActive*	SunGard Data Systems

INAMED*	Fair, Isaac**

Citrix Systems*	BMC Software

Advanced Micro Devices*	Charles River Laboratories International**

Intel*	Synopsys

Accenture (Class A)*	Clear Channel Communications**

Intersil (Class A)*	Symantec

Magma Design Automation*	McGraw-Hill**

Marvell Techololgy Group	CSG Systems International**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

Synopsys	$338,400,000	8.1

Laboratory Corporation of America Holdings	240,175,000	5.8

Symantec	221,037,833	5.3

Quest Diagnostics	219,330,000	5.3

Microsoft	206,362,500	4.9

Autodesk	199,086,804	4.8

Computer Associates International	177,710,000	4.3

Amdocs	157,360,000	3.8

Amkor Technology	125,683,500	3.0

SunGard Data Systems	124,695,000	3.0

Portfolio of Investments

December 31, 2003

	Shares	Value
Common Stocks 98.4%

Application Software 15.9%

Autodeskø	8,114,400	$199,086,804

Hyperion Solutions*	600,000	18,051,000

Magma Design Automation*ø	2,500,000	58,350,000

PeopleSoft*	2,219,092	50,606,393

Synopsys*ø	10,000,000	338,400,000

		664,494,197

Biotechnology 0.8%

Invitrogen*	325,000	22,740,250

OraSure Technologies*	1,000,000	7,970,000

		30,710,250

Commercial Services and Supplies 0.8%

Corinthian Colleges*	600,000	33,339,000

Communications Equipment 2.7%

Avaya*	962,400	12,453,456

Cisco Systems*	2,750,000	66,825,000

Nokia (ADR) (Finland)	2,000,600	34,010,200

		113,288,656

Computers and Peripherals 7.0%

Electronics for Imaging*	1,000,000	26,135,000

Hewlett-Packard	4,250,000	97,622,500

Lexmark International (Class A)*	1,500,000	117,960,000

Seagate Technology*	2,700,000	51,030,000

		292,747,500

Data Processing and Outsourced Services 6.7%

Affiliated Computer Services (Class A)*	1,300,000	70,798,000

Computer Sciences*	650,000	28,749,500

First Data	1,350,000	55,471,500

SunGard Data Systems*	4,500,000	124,695,000

		279,714,000

Electronic Equipment and Instruments 4.0%

Amphenol (Class A)*	1,061,300	67,848,909

Itron*ø	1,850,000	34,086,250

Orbotech*ø (Israel)	2,200,000	52,646,000

Varian*	342,700	14,306,011

		168,887,170

Financials 1.2%

AmeriTrade Holding	3,500,000	49,315,000

See footnotes on page 12.

Portfolio of Investments

December 31, 2003

	Shares	Value
Health Care Equipment and Supplies 7.9%

Apogent Technologies*	1,700,000	$39,168,000

Becton, Dickinson	1,600,000	65,824,000

Dade Behring Holdings*	200,000	7,138,000

Fisher Scientific International*	1,800,000	74,466,000

Guidant	200,000	12,040,000

INAMED*ø	1,500,000	72,112,500

St. Jude Medical*	400,000	24,540,000

STERIS*	1,500,000	33,900,000

		329,188,500

Health Care Providers and Services 11.0%

Laboratory Corporation of America Holdings*	6,500,000	240,175,000

Quest Diagnostics*	3,000,000	219,330,000

		459,505,000

Home Entertainment Software 3.5%

Activision*	1,500,000	27,285,000

Electronic Arts*	645,700	30,867,689

Take-Two Interactive Software*ø	2,500,000	72,012,500

THQ*ø	1,000,000	16,905,000

		147,070,189

IT Consulting and Other Services 5.2%

Accenture (Class A)*	2,300,000	60,536,000

Amdocs*	7,000,000	157,360,000

		217,896,000

Media

Hughes Electronics*	24	397

Retailing 1.6%

InterActive*	2,000,000	67,870,000

Semiconductors and Semiconductor Equipment 13.1%

Advanced Micro Devices*	4,250,000	63,325,000

Amkor Technology*ø	6,900,000	125,683,500

Conexant Systems*	5,000,000	24,950,000

Fairchild Semiconductor International*	750,000	18,727,500

Integrated Circuit Systems*	500,000	14,240,000

Intel	2,150,000	68,918,250

Intersil (Class A)	2,000,000	49,600,000

Marvell Technology Group*	2,000,000	75,710,000

National Semiconductor*	900,000	35,469,000

See footnotes on page 12.

Portfolio of Investments
December 31, 2003

	Shares or		Value
	Principal Amount
Semiconductors and Semiconductor Equipment (continued) 13.1%

Silicon Laboratories*	800,000	shs.	$34,572,000

Taiwan Semiconductor Manufacturing* (Taiwan)	19,147,000		35,812,504

Tessera Technologies*	49,300		927,086

			547,934,840

Systems Software 17.0%

BMC Software*	2,750,000		51,287,500

Citrix Systems*	2,400,000		50,892,000

Computer Associates International	6,500,000		177,710,000

Microsoft	7,500,000		206,362,500

Symantec*	6,389,300		221,037,833

			707,289,833

Total Common Stocks (Cost $3,692,824,537)			4,109,250,532

Venture Capital Investment † (Cost $68,545,999) 0.6%			24,379,516

Repurchase Agreement 0.6%

State Street Bank & Trust, 0.72%, dated 12/31/03,
maturing 1/2/04 in the amount of $25,201,008,
collateralized by: $23,760,000 US Treasury Notes 5%,
2/15/11 with a fair market value of $25,957,800
(Cost $25,200,000)	$ 25,200,000		25,200,000

Total Investments (Cost $3,786,570,536) 99.6%			4,158,830,048

Other Assets Less Liabilities 0.4%			14,797,878

Net Assets 100.0%			$4,173,627,926

*	Non-income producing security.
ø	Affiliated issuers (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Restricted and non-income producing sec urities. (See Note 8.
ADR – American Depository Receipts. See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:

Common stocks* (cost $3,692,824,537)	4,109,250,532

Venture capital investments (cost $68,545,999)	24,379,516

Repurchase Agreement (cost $25,200,000)	25,200,000	4,158,830,048

Cash		13,700,307

Receivable for securities sold		30,619,657

Receivable for Capital Stock sold		3,536,462

Expenses prepaid to shareholder service agent		1,664,942

Receivable for dividends and interest		1,112,011

Other		133,102

Total Assets		4,209,596,529

Liabilities:

Payable for securities purchased		17,237,528

Payable for Capital Stock repurchased		13,120,797

Management fee payable		3,101,871

Distribution and service fees payable		2,095,192

Accrued expenses and other		413,215

Total Liabilities		35,968,603

Net Assets		$4,173,627,926

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
192,336,887 shares outstanding):

Class A		$10,509,668

Class B		4,411,289

Class C		1,006,791

Class D		3,237,904

Class I		67,879

Class R		158

Additional paid-in capital		6,127,756,284

Accumulated net investment loss		(84,722)

Accumulated net realized loss		(2,345,448,419)

Net unrealized appreciation of investments		372,171,094

Net Assets		$4,173,627,926

Net Asset Value Per Share:

Class A ($2,416,537,883 ÷ 105,096,686)		$ 22.99

Class B ($887,662,489 ÷ 44,112,885)		$ 20.12

Class C ($202,567,952 ÷ 10,067,907)		$ 20.12

Class D ($651,056,989 ÷ 32,379,038)		$ 20.11

Class I ($15,766,520 ÷ 678,794)		$ 23.23

Class R ($36,093 ÷ 1,577)		$ 22.89

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $845,701,341 and a value of $969,282,554.
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends* (net of foreign taxes withheld of $82,655)	$7,129,919

Interest	1,622,668

Total Investment Income	8,752,587

Expenses:

Management fee	32,627,231

Distribution and service fees	20,594,021

Shareholder account services	13,321,963

Custody and related services	999,046

Shareholder reports and communications	400,038

Registration	384,991

Auditing and legal fees	144,090

Directors’ fees and expenses	132,592

Miscellaneous	241,564

Total Expenses	68,845,536

Net Investment Loss	(60,092,949)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions**	(89,494,188)

Net change in unrealized depreciation of investments	1,437,427,118

Net Gain on Investments	1,347,932,930

Increase in Net Assets from Operations	$1,287,839,981

*	Includes dividends from affiliated issuers of $963,000.
**	Includes net realized losses from affiliated issuers of $174,171,079.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment loss	$(60,092,949)	$(75,974,024)

Net realized loss on investments and foreign currency transactions	(89,494,188)	(1,021,884,346)

Net change in unrealized depreciation of investments	1,437,427,118	(1,151,082,293)

Increase (Decrease) in Net Assets from Operations	1,287,839,981	(2,248,940,663)

Capital Share Transactions:

Net proceeds from sales of shares	290,305,452	327,582,733

Exchanged from associated funds	853,069,103	311,248,413

Total	1,143,374,555	638,831,146

Cost of shares repurchased	(636,364,909)	(992,196,845)

Exchanged into associated funds	(908,394,269)	(432,932,931)

Total	(1,544,759,178)	(1,425,129,776)

Decrease in Net Assets from Capital Share Transactions	(401,384,623)	(786,298,630)

Increase (Decrease) in Net Assets	886,455,358	(3,035,239,293)

Net Assets:

Beginning of year	3,287,172,568	6,322,411,861

End of Year (net of accumulated net investment loss of
$84,722 and $75,796, respectively)	$4,173,627,926	$3,287,172,568

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Notes to Financial Statements

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2003, amounted to $3,730,947,182 and $3,912,946,629, respectively.

The Fund wrote call options for 319,000 shares for premiums of $594,743 during the year ended December 31, 2003, all of which had expired by December 31, 2003.

At December 31, 2003, the cost of investments for federal income tax purposes was $3,802,775,780. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $16,205,244. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $650,577,488 and $294,523,220, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $186,933 from sales of Class A shares. Commissions of $1,510,934 and $218,389 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $5,223,355, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

Notes to Financial Statements

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $7,840,471, $1,741,766, and $5,788,060, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $369, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2003, such charges amounted to $89,334.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $160,255.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $47,860 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $585,428, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $13,321,963 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $3,282,300. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the

Notes to Financial Statements

accumulated balance thereof at December 31, 2003, of $84,722 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $2,318,752,155, which is available for offset against future taxable net capital gains, with $1,169,630,632 expiring in 2009, $932,178,657 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	11,637,579	$216,443,611	10,004,881	$ 200,327,417

Exchanged from associated funds	36,627,077	637,465,202	3,414,142	70,278,107

Total	48,264,656	853,908,813	13,419,023	270,605,524

Cost of shares repurchased	(19,966,565)	(377,131,167)	(30,721,450)	(587,558,260)

Exchanged into associated funds	(39,254,111)	(686,369,039)	(6,327,427)	(119,573,835)

Transferred to Class I	—	—	(507,042)	(10,992,664)

Total	(59,220,676)	(1,063,500,206)	(37,555,919)	(718,124,759)

Decrease	(10,956,020)	$(209,591,393)	(24,136,896)	$(447,519,235)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,712,518	$28,585,690	3,117,225	$57,407,975

Exchanged from associated funds	846,644	14,478,957	1,084,471	18,929,776

Total	2,559,162	43,064,647	4,201,696	76,337,751

Cost of shares repurchased	(7,595,852)	(125,645,740)	(11,775,103)	(195,386,447)

Exchanged into associated funds	(1,350,777)	(21,136,640)	(4,228,951)	(67,571,298)

Total	(8,946,629)	(146,782,380)	(16,004,054)	(262,957,745)

Decrease	(6,387,467)	$(103,717,733)	(11,802,358)	$(186,619,994)

Notes to Financial Statements

	Year Ended December 31,

	2003		2002

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,342,731	$ 23,132,514	2,065,228	$38,347,530

Exchanged from associated funds	252,396	4,258,991	402,214	6,763,582

Total	1,595,127	27,391,505	2,467,442	45,111,112

Cost of shares repurchased	(2,109,884)	(35,183,093)	(3,063,582)	(50,170,940)

Exchanged into associated funds	(286,511)	(4,704,126)	(825,819)	(12,809,760)

Total	(2,396,395)	(39,887,219)	(3,889,401)	(62,980,700)

Decrease	(801,268)	$(12,495,714)	(1,421,959)	$(17,869,588)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,081,599	$18,272,289	1,508,640	$ 27,266,597

Exchanged from associated funds	13,843,728	196,865,953	14,836,564	215,276,948

Total	14,925,327	215,138,242	16,345,204	242,543,545

Cost of shares repurchased	(5,806,808)	(96,044,754)	(9,494,242)	(156,742,272)

Exchanged into associated funds	(13,779,926)	(196,184,464)	(15,908,677)	(232,978,038)

Total	(19,586,734)	(292,229,218)	(25,402,919)	(389,720,310)

Decrease	(4,661,407)	$(77,090,976)	(9,057,715)	$(147,176,765)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	182,495	$3,458,578	227,294	$ 4,233,214

Transferred from Class A	—	—	507,042	10,992,664

Total	182,495	3,458,578	734,336	15,225,878

Cost of shares repurchased	(107,279)	(1,960,425)	(134,889)	(2,338,926)

Increase	75,216	$1,498,153	599,447	$12,886,952

	April 30, 2003* to
	December 31, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	21,600	$ 412,770

Cost of shares repurchased	(20,023)	(399,730)

Increase	1,577	$ 3,040

*Commencement of offering of shares.

Notes to Financial Statements

8.	Restricted Securities — At December 31, 2003, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2003, are as follows:

Venture Capital Investments	Acquisition Dates	Shares	Cost	Value

Convertible Preferred Stocks:

Bernard Technologies (Series D)	11/8/99	363,636	$1,001,774	$—

Catena Networks (Series D)	1/22/02	1,369,774	1,653,198	1,178,006

Chorum Technologies (Series D)	11/10/99	214,506	1,001,274	60,062

Chorum Technologies (Series E)	9/8/00	58,005	1,000,006	18,562

Chorum Technologies (Series F)	9/21/01	13,392	21,159	3,750

Coventor (Series F)	5/25/01	10,799	12,420	2,484

ePolicy.com (Series B)	5/2/00	562,114	2,000,002	275,436

FlashPoint Technology (Series E)	9/10/99	246,914	1,000,844	185,186

Gateway Learning (Series D)	3/22/00	450,450	1,999,998	702,702

Geographic Network Affiliates International
(Series A)	12/29/99	20,000	2,000,000	—

Geographic Network Affiliates International
(Series B)	12/5/01	100,000	—	—

Global Commerce Systems (Series A)	4/6/00	952	16,360	5

Global Commerce Systems (Series D)	4/6/00	613,720	2,986,283	2,946

GMP Companies (Series A)	9/15/99	200,000	1,002,743	5,920,000

GMP Companies (Series B)	4/3/00	111,111	1,999,998	3,519,996

GMP Companies (Series C)	6/3/02	15,969	542,946	546,779

GoSolutions (warrants) (Series A)	5/24/01	118,302	30,000	50,870

Homegain.com (Series C)	12/29/99	200,000	2,000,000	252,000

iBiquity Digital (Series A)	1/19/00	107,875	1,001,189	312,837

iBiquity Digital (Series C)	4/24/02	128,532	394,594	298,194

Index Stock Imagery (Series A Jr.)	3/20/00	198,320	1,001,632	83,294

Juniper Financial (Series B)†	8/30/00	295,313	1,972,480	—

LifeMasters Supported SelfCare (Series E)	1/31/00	129,194	1,033,555	639,512

LifeMasters Supported SelfCare (Series F)	11/12/02	4,528	50,004	23,591

MaMaMedia (Series D)	8/6/99	185,185	1,001,577	—

NeoPlanet (Series B)	2/18/00	166,528	2,000,001	56,619

Nextest Systems (Series B)	11/27/01	1,026,718	2,570,481	2,125,306

NSI Software (Series B)	4/14/00 to 1/13/02	253,333	2,144,315	428,132

OurHouse (Series D)	2/11/00	333,334	2,000,004	16,667

ProAct Technologies (Series C)	3/23/00	500,000	2,001,249	135,000

Sensable Technologies (Series C)	4/5/00	301,205	1,000,001	123,494

Studio Systems (Series D)	7/10/00	1,333,333	1,000,000	—

† Warrants attached.

Notes to Financial Statements

		Shares or
		Principal
Venture Capital Investments (continued)	Acquisition Dates	Amount		Cost	Value

Convertible Preferred Stocks: (continued)

Techies.com (Series C)	1/27/00	235,294.	shs	$1,999,999	$—

The Petroleum Place (Series C)	3/7/00	16,915		1,000,015	283,495

Total Convertible Preferred Stocks:				42,440,101	17,244,925

Common Stocks:

Access Data (Class A)	3/29/00	606,061		1,000,001	121,212

ART Advanced Recognition Technologies
(Series D)	12/6/99	40,000		1,001,724	5,840

Arzoon	4/11/00	2,252		1,000,369	2,004

Coventor	3/8/00 to 5/25/01	942,320		1,083,580	113,078

DecisionPoint Applications	4/20/00	153,846		1,000,629	11,077

Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—

etang.com	1/6/00	22,613		—	3,166

GoSolutions	4/3/00 to 3/19/01	174,694		2,087,394	38,433

Interactive Video Technologies	12/23/99	12,956		1,000,001	9,782

Juniper Financial	8/30/00	6,760		30,062	—

Moai Technologies	1/25/00	41,511		1,999,993	—

NSI Software	4/14/00	11,844		45,685	4,027

PeopleSoft	3/6/00	67		17,306	—

Qpass	5/2/00 to 5/11/01	38,279		2,160,000	15,694

Silicon Wave	12/6/99	250,000		1,000,623	43,750

Sun Hill Software	8/4/00 to 11/2/99	143,101		1,202,091	—

Viisage	9/9/03	1,787,378		6,757,230	5,507,358

WorldRes.com	3/18/99 to 11/9/99	494,661		3,112,372	979,430

Total Common Stocks and Warrants:				25,510,207	6,854,851

Convertible Promissory Notes:

Geographic Network Affiliates International
9%, Payable on demand†	12/5/01 to 3/12/02	$352,000		320,015	185,600

Techies.com 9%, payable on demand†	6/7/00	488,592		244,296	—

Sensable Technologies 8% 12/30/05	12/30/03	31,380		31,380	94,140

Total Convertible Promissory Notes:				595,691	279,740

Total Venture Capital Investments				$68,545,999	$24,379,516

† Warrants attached.

Notes to Financial Statements

9.	Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2003, is as follows:
		Gross	Gross		Realized
	Beginning	Purchases	Sales and	Ending	Gain	Dividend	Ending
Affiliate	Shares	and Additions	Reductions	Shares	(Loss)	Income	Value

Amkor Technology	9,059,500	560,000	2,719,500	6,900,000	$22,592,135	—	$125,683,500

Autodesk	7,340,000	3,450,000	2,675,600	8,114,400	790,475	$963,000	199,086,804

CSG Systems
International	5,000,000	—	5,000,000	—	(155,706,279)	—	—

HealtheTech	1,100,000	—	1,100,000	—	(7,169,457)	—	—

INAMED**	—	1,658,500	158,500	1,500,000	2,086,113	—	72,112,500

Itron	750,000	1,265,700	165,700	1,850,000	(613,985)	—	34,086,250

Magma Design
Automation	91,200	2,500,000	91,200	2,500,000	(309,633)	—	58,350,000

Orbotech	2,640,500	—	440,500	2,200,000	2,134,496	—	52,646,000

Synopsys*	6,500,000	5,096,800	1,596,800	10,000,000	27,362,508	—	338,400,000

Take-Two
Interactive Software	1,200,000	2,662,800	1,362,800	2,500,000	12,159,607	—	72,012,500

THQ	3,935,000	962,800	3,897,800	1,000,000	(78,399,579)	—	16,905,000

Verisity	700,000	721,100	1,421,100	—	902,520	—	—

Total					$(174,171,079)	$963,000	$969,282,554

*	Includes 5,096,800 shares from a 2-for-1 stock split on 9/24/03
**	Includes 350,000 shares from a 3-for-2 stock split on 12/16/03
9.

  10. Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

  In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

  The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

  Financial Highlights

  The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

		Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$16.16	$25.56	$25.30	$47.25	$30.73

Income (Loss) from Investment
Operations:

Net investment loss	(0.25)	(0.27)	(0.28)	(0.44)	(0.38)

Net realized and unrealized gain (loss)
on investments	7.08	(9.13)	1.10	(15.82)	22.45

Total from Investment Operations	6.83	(9.40)	0.82	(16.26)	22.07

Less Distributions:

Distributions from net realized capital gain	—	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Year	$22.99	$16.16	$25.56	$25.30	$47.25

Total Return:	42.26%	(36.78)%	3.58%	(37.50)%	74.51%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,416,538	$1,875,512	$3,582,757	$3,817,360	$6,454,961

Ratio of expenses to average net assets	1.57%	1.59%	1.44%	1.31%	1.39%

Ratio of net investment loss to
average net assets	(1.33)%	(1.39)%	(1.11)%	(1.01)%	(1.09)%

Portfolio turnover rate	105.97%	89.61%	122.83%	106.93%	119.23%

See footnotes on page 29.

  Financial Highlights

CLASS B

		Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$14.25	$22.71	$22.72	$43.41	$28.75

Income (Loss) from Investment
Operations:

Net investment loss	(0.35)	(0.37)	(0.43)	(0.70)	(0.60)

Net realized and unrealized gain (loss)
on investments	6.22	(8.09)	0.98	(14.30)	20.81

Total from Investment Operations	5.87	(8.46)	0.55	(15.00)	20.21

Less Distributions:

Distributions from net realized capital gain	—	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Year	$20.12	$14.25	$22.71	$22.72	$43.41

Total Return:	41.19%	(37.25)%	2.79%	(37.93)%	73.16%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$887,662	$719,591	$1,414,602	$1,515,992	$2,143,570

Ratio of expenses to average net assets	2.32%	2.34%	2.19%	2.06%	2.14%

Ratio of net investment loss to
average net assets	(2.08)%	(2.14)%	(1.86)%	(1.76)%	(1.84)%

Portfolio turnover rate	105.97%	89.61%	122.83%	106.93%	119.23%

See footnotes on page 29.

  Financial Highlights

CLASS C

		Year Ended December 31,
					5/27/99 * to
	2003	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$14.25	$22.70	$22.71	$43.39	$29.39

Income (Loss) from Investment Operations:

Net investment loss	(0.35)	(0.37)	(0.43)	(0.70)	(0.32)

Net realized and unrealized gain (loss)
on investments	6.22	(8.08)	0.98	(14.29)	19.87

Total from Investment Operations	5.87	(8.45)	0.55	(14.99)	19.55

Less Distributions:

Distributions from net realized capital gain	—	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Period	$20.12	$14.25	$22.70	$22.71	$43.39

Total Return:	41.19%	(37.22)%	2.79%	(37.92)%	69.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$202,568	$154,859	$279,024	$235,243	$120,403

Ratio of expenses to
average net assets	2.32%	2.34%	2.19%	2.06%	2.07%†

Ratio of net investment loss to
average net assets	(2.08)%	(2.14)%	(1.86)%	(1.76)%	(1.77)%†

Portfolio turnover rate	105.97%	89.61%	122.83%	106.93%	119.23%††

See footnotes on page 29.

  Financial Highlights

CLASS D

		Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$14.24	$22.69	$22.70	$43.38	$28.72

Income (Loss) from Investment
Operations:

Net investment loss	(0.35)	(0.37)	(0.43)	(0.70)	(0.60)

Net realized and unrealized gain (loss)
on investments	6.22	(8.08)	0.98	(14.29)	20.81

Total from Investment Operations	5.87	(8.45)	0.55	(14.99)	20.21

Less Distributions:

Distributions from net realized capital gain	—	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Year	$20.11	$14.24	$22.69	$22.70	$43.38

Total Return:	41.22%	(37.24)%	2.79%	(37.93)%	73.24%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$651,057	$527,412	$1,045,924	$1,157,210	$1,987,773

Ratio of expenses to average net assets	2.32%	2.34%	2.19%	2.06%	2.14%

Ratio of net investment loss to
average net assets	(2.08)%	(2.14)%	(1.86)%	(1.76)%	(1.84)%

Portfolio turnover rate	105.97%	89.61%	122.83%	106.93%	119.23%

See footnotes on page 29.

  Financial Highlights

CLASS I					CLASS R

	Year Ended December 31,		11/30/01*		4/30/03
			to		to
	2003	2002	12/31/01		12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$16.23	$25.56	$24.42			$17.30

Income (Loss) from Investment
Operations:

Net investment loss	(0.16)	(0.17)	(0.01)			(0.21)

Net realized and unrealized gain (loss)
on investments	7.16	(9.16)	1.15			5.80

Total from Investment Operations	7.00	(9.33)	1.14			5.59

Net Asset Value, End of Period	$23.23	$16.23	$25.56			$22.89

Total Return:	43.13%	(36.50)%	4.67%			32.31%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$15,767	$9,798	$106			$36

Ratio of expenses to average net assets	1.05%	1.11%	0.93	%†		1.79%

Ratio of net investment loss to
average net assets	(0.82)%	(0.91)%	(0.67	)%†		(1.56)%

Portfolio turnover rate	105.97%	89.61%	122.83	%ø	105.97	%øø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.12%	1.50	%†

Ratio of net investment loss to
average net assets		(0.92)%	(1.25	)%†

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
†	Annualized.
††	For the year ended December 31, 1999.
ø	For the year ended December 31, 2001.
øø	For the year ended December 31, 2003.

  See Notes to Financial Statements.

  Report of Independent Auditors

  The Board of Directors and Shareholders,
  Seligman Communications and Information Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

  DELOITTE & TOUCHE LLP
  New York, New York
  February 20, 2004

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is se tforth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4] • Director: May 2003 to Date • Oversees 60 Portfolios in Fund Complex	Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and US LIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex	President Emerita, Sarah Lawrence College; Director or Trustee of each ofthe investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education.Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 34.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years,
held with Fundø	Directorships and Other Information

John E. Merow (74)[2,4] • Director: 1982 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4] • Director: 1982 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 34.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years,
held with Fundø	Directorships and Other Information

William C. Morris (65)*[1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*[1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Paul H. Wick (40) • Vice President and Portfolio Manager: 1990 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated, since November 1997 and January 1995, respectively. Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Communications and Information Portfolio. Joined J. & W. Seligman & Co. Incorporated in1987 as an Associate, Investment Research.

Thomas G. Rose (46) • Vice President: 2000 to Date	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

See footnotes on page 34.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Frank J. Nasta (39)
  Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.Incorporated; and Corporate Secretary, Seligman Henderson Co.

• Secretary:
1994 to Date

  The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee

  Glossary of Financial Terms

  Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

  Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

  Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

  Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

  Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

  Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

  Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

  Investment Objective — The shared investment goal of a fund and its shareholders.

  Management Fee — The amount paid by a mutual fund to its investment advisor(s).

  Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

  National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

  Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

  Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

  Glossary of Financial Terms

  Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

  Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

  SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semian-nual compounding.

  Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

  Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

  Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

  Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

  Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

  Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

  Manager
  J. & W. Seligman & Co. Incorporated
  100 Park Avenue • New York, NY 10017

  General Distributor
  Seligman Advisors, Inc.
  100 Park Avenue • New York, NY 10017

  Shareholder Service Agent
  Seligman Data Corp.
  100 Park Avenue • New York, NY 10017

  General Counsel
  Sullivan & Cromwell LLP

  Independent Auditors
  Deloitte & Touche LLP

For More Information
Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone
Access Service

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

ITEM 2.  CODE OF ETHICS. As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT. The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is
         "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES. (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                               2003            2002
                                           ------------    ------------
           Audit Fees                         $76,766         $76,800
           Audit-Related Fees                       -               -
           Tax Fees                             2,100           2,000
           All Other Fees                       1,898           2,609

         Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

         Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                2003            2002
                                           ------------    ------------
           Audit-Related Fees                 $126,130        $135,355
           Tax Fees                              7,500          18,450

         Audit-related fees include amounts for (i) attestation services for the registrant's shareholder service agent; (ii) review of certain internal controls of such shareholder service agent's sub-agent; (iii)
         performance of certain agreed-upon procedures relating to certain services performed by the registrant's distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant's investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May
         5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's shareholder service agent.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,628 and $158,414, respectively.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

 ITEM 10.  EXHIBITS.
           (a)(1)   Code of Ethics for Principal Executive and Principal
                    Financial Officers

           (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                    Investment Company Act of 1940.

           (b)      Certifications of chief executive officer and chief
                    financial officer as required by Rule 30a-2(b) under the
                    Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:   /s/ BRIAN T. ZINO
      Brian T. Zino
      President and Chief Executive Officer

Date: March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:   /s/ BRIAN T. ZINO
      Brian T. Zino
      President and Chief Executive Officer

Date: March 5, 2004

By:   /s/ LAWRENCE P. VOGEL
      Lawrence P. Vogel
      Vice President, Treasurer and Chief Financial Officer

Date: March 5, 2004

Seligman Communications and Information Fund, Inc.

EXHIBIT INDEX

      (a)(1)   Code of Ethics for Principal Executive and Principal Financial
               Officers

      (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
               Investment Company Act of 1940.

      (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
               Act of 1940.